==========
  ZENIX
  INCOME
FUND INC.
==========


                                     [LOGO]




                                         Quarterly Report
                                            June 30, 1997

--------------------------------------[LOGO]------------------------------------

                             Zenix Income Fund Inc.



Dear Shareholder:


     We are pleased to provide the first quarter report for the Zenix Income Fund Inc. ("Fund") for the period ended June 30, 1997. Over the past three months, the Fund paid income dividends on common shares totaling $0.18 per share. The table below shows the annualized distribution rates and three-month total return for the Fund based on its June 30, 1997 net asset value (NAV) per share and New York Stock Exchange (NYSE) closing price.

               Price                Annualized             Three-Month
              Per Share          Distribution Rate         Total Return
              ---------          -----------------         ------------
           $6.74 (NAV)                 10.86%                  7.24%
           $7.69 (NYSE)                 9.52%                  8.81%


     In comparison, the average total return on NAV was 5.66% for closed-end high yield bond funds during the same period according to Lipper Analytical Services, Inc., an independent fund-tracking organization. In addition, over the past three months, the Fund generally outperformed the other domestic bond markets, far exceeding the 3.00% to 4.00% average total returns on intermediate- and long-term U.S. Treasuries, government agency securities and investment grade corporate bonds.

Market and Economic Overview

     The U.S. bond market rebounded from a weak first quarter of 1997 to post its best quarterly return since the fourth quarter of 1995. Unlike the first quarter of 1997 when a strong economy caused the Federal Reserve Board ("Fed") to tighten rates by 25 basis points (0.25%) and bond returns were relatively poor, the second quarter of 1997 brought a slowing economy and low inflation. This environment enabled the Fed to keep monetary policy on hold and the fixed income markets responded with


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solid returns. Since the end of March, the long-term U.S. Treasury bond has dropped in yield by 70 basis points (0.70%) from a peak of 7.20% to 6.50% as of this report.

     Throughout the past three months, the high yield bond market has generally outperformed the more interest-rate sensitive, longer maturity Treasury and investment grade bond markets. The high yield bond market has continued to rally on strong demand from both new investors and mutual funds. Given the market's strong condition, we have seen a record amount of new high yield bond issuance (more than $60 billion) during the first six months of this year. We expect this trend to continue during the second half of the year. There has been more than adequate demand to absorb the heavy supply of new issues. Increasing amounts of capital are flowing into the high yield bond market from a variety of sources. Traditional open-end high yield bond funds have had more than $10 billion of cash inflows during the first six months of 1997, not to mention the roughly $5 billion of dividends that were reinvested in additional fund shares.

     More importantly, the high yield bond market has continued to broaden and mature into a more widely accepted investment alternative among more traditional institutional investors. Pension funds are allocating increasing percentages of their portfolios to the high yield bond market. For example, two large New York City pension funds that together have nearly $13 billion in assets recently boosted their high yield bond investments by more than $250 million, concentrating on the better quality rated issues.

     Moreover, during the past twelve months there has been a meaningful increase in the number of structured transactions incorporating high yield securities that has caused the demand for high yield bonds to rise even more. In the past two years, a number of institutions, particularly insurance companies, have begun to create collateralized bond obligations (CBOs) that use high yield securities as collateral. Given the intense demand on the part of many investors for current yield the past year has resulted in a significant increase in the creation of CBOs. The amount of total capital invested in the high yield bond market has risen to record levels.

     Because of this record demand for high yield bonds, many issues have appreciated to fully valued levels with yield premiums over U.S. Treasuries approximately 100 basis points tighter than their historical averages. In

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addition to the technical factors we have noted, there are a number of positive fundamental factors driving the valuations of high yield bonds. Besides the huge inflow of new capital into the high yield market, economic conditions remain supportive.

     With its high valuations, the stock market has enabled many companies that issue high yield bonds to issue equity securities to further bolster their balance sheets. In addition, the highly liquid banking industry has been able to meet the needs of many high yield borrowers. As a consequence, high yield default rates remain at the low end of their historical range at about 1.5% per year over the last two years. As long as economic and market conditions remain relatively benign, high yield bond spreads should stay at the tighter end of their historical range. Because of these positive fundamental factors, we do not believe that the high yield bond market has become increasingly speculative. However, we are sensitive that individual issues may ultimately disappoint investors and underperform.

     We believe the high yield market is fully valued at this time. Since we still expect the U.S. economy to grow moderately over the foreseeable future with little serious threat of either an acceleration of inflation or an economic recession, we do not anticipate any material deterioration in high yield bond performance.

     If the U.S. economy were to defy expectations and strengthen too quickly and cause the Fed to raise short-term interest rates, we would expect the high yield issues to be negatively affected. Given the recent slowdown of economic growth in the second quarter of 1997, we do not believe the Fed will need to raise interest rates unless economic growth begins to pick up substantially. In our view, the current environment of solid economic growth, modest inflation and a supportive equity market remains positive for the high yield market. Nevertheless, selectivity has become increasingly more important when making investment decisions, especially given the high yield market's fully valued levels and potential for disappointment among some companies.

Portfolio Strategy

     We remain optimistic about the total return prospects for the high yield bond market in 1997. As economic activity moderates and inflation remains subdued, we would expect a decline in interest rates in the second half of this year.


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

     In an environment of moderate economic growth, we would expect the stronger high yield bond companies to perform better than the weaker ones. These tend to be companies that are in industries that continue to benefit from new technology. We have found many attractive opportunities in the telecommunications, media, cable TV and oil and natural gas industries, and the Fund is overweighted in these areas. Some of the issues that we continue to favor include Time Warner, Cablevision Systems Corporation, Brooks Fiber, Nextel Communications Inc., Rogers Cablesystems, Teleport, Pride Petroleum and Parker Drilling, to name a few. All of these companies continue to generate improving results through either increased market share, improved internal cost controls, or both.

     In closing, thank you for investing in the Zenix Income Fund Inc. We look forward to continuing to help you achieve your investment goals. Should you have any questions about your investment in the Fund, please call First Data Investor Services Group, Inc. at (800) 331-1710.

Sincerely,



/s/ Heath B. McLendon                             /s/ John C. Bianchi

Heath B. McLendon                                 John C. Bianchi, CFA
Chairman                                          Vice President and
                                                  Investment Officer


July 21, 1997

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
                                                 Schedule of Investments (continued)
                                                           June 30, 1997 (unaudited)
====================================================================================
  Face
 Amount   Rating                       Security                            Value
------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 94.2%
Aerospace/Defense -- 1.5%
$2,000,000  BB   Airplanes Pass Through Trust, Corporate
                    Collateralized Mortgage Obligation,
                    10.875% due 3/15/19 ..............................   $ 2,300,840
                                                                         -----------
Banking -- 2.4%
 3,375,000  B    First Nationwide Parent Holdings Ltd.,
                    Sr. Exchange Notes, 12.500% due 4/15/03 ..........     3,796,875
                                                                         -----------
Beverage, Food & Tobacco -- 1.8%
 2,735,000  B    Consolidated Cigar Corp., Sr. Sub. Notes,
                    10.500% due 3/1/03 ...............................     2,878,587
                                                                         -----------
Broadcasting/Cable -- 16.0%
   750,000  B-   All American Communications Inc., Sr. Sub. Notes,
                    10.875% due 10/15/01 .............................       789,375
 2,100,000  B-   Allbritton Communications Co., Sr. Sub. Debentures,
                    11.500% due 8/15/04 ..............................     2,212,875
 1,000,000  NR   Australis Media Ltd., Sr. Discount Notes, step bond
                    to yield 13.590% due 5/15/03++ ...................       730,000
                 Cablevision Systems Corp., Sr. Sub. Debentures:
 2,000,000  B       10.750% due 4/1/04 ...............................     2,077,500
 1,150,000  B       9.875% due 2/15/13 ...............................     1,213,250
 2,200,000  B    Comcast UK Cable, Debentures, step bond to yield
                    11.156% due 11/15/07 .............................     1,655,500
                 Globo Communicacoes Co., Guaranteed Notes:
   500,000  BB-     Series A, 9.875% due 12/20/04+ ...................       527,500
   500,000  BB-     Series B, 10.500% due 12/20/06+ ..................       533,750
   500,000  B    Marcus Cable Capital Corp., Sr. Discount Notes,
                    step bond to yield 12.747% due 12/15/05 ..........       397,500
 2,000,000  B    Marcus Cable Operating Co., Sr. Debentures,
                    11.875% due 10/1/05 ..............................     2,165,000
                 Rogers Cablesystems of America Inc., Sr. Sub.
                  Debentures:
 1,000,000  BB+     10.000% due 12/1/07 ..............................     1,077,500
 2,100,000  BB-     11.000% due 12/1/15 ..............................     2,294,250
   800,000# BB+     Sr. Secured Second Priority Debentures,
                      9.650% due 1/15/14 .............................       588,575
 1,950,000  BB-  Rogers Communications Inc., Sr. Debentures,
                    10.875% due 4/15/04 ..............................     2,049,937
   950,000  B-   SFX Broadcasting Inc., Sr. Sub. Notes,
                    10.750% due 5/15/06 ..............................     1,040,250
 1,850,000  BB   Telewest Communications PLC, Sr. Discount Debentures,
                    step bond to yield 10.994% due 10/1/07 ...........     1,341,250

                       See Notes to Financial Statements.

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
                                                 Schedule of Investments (continued)
                                                           June 30, 1997 (unaudited)
====================================================================================
  Face
 Amount   Rating                       Security                            Value
------------------------------------------------------------------------------------
Broadcasting/Cable -- 16.0% (continued)
$  950,000  B    TV Azteca SA, Guaranteed Sr. Notes, Series B,
                    10.500% due 2/15/07+ .............................   $   978,500
 2,150,000  B-   UIH Australia Inc., Sr. Discount Notes, step bond to
                    yield 14.000% due 5/15/06 ........................     1,330,313
 1,000,000  BB+  Videotron Group Ltd., Sr. Notes,
                    10.625% due 2/15/05 ..............................     1,105,000
   900,000  B-   Wireless One Inc., Sr. Discount Notes,
                    13.000% due 10/15/03 .............................       558,000
   500,000  B    Young Broadcasting Corp., Guaranteed Sr. Sub. Notes,
                    11.750% due 11/15/04 .............................       552,500
                                                                         -----------
                                                                          25,218,325
                                                                         -----------
Building/Construction -- 0.2%
   275,000  NR   American Builders and Contractors Supply Inc.,
                    Sr. Sub. Notes, 10.625% due 5/15/07+ .............       283,250
                                                                         -----------
Chemicals -- 3.7%
 1,000,000  B    NL Industries Inc., Sr. Secured Notes,
                    11.750% due 10/15/03 .............................     1,090,000
 1,250,000  BB   Pt. Polysindo Eka Perkasa, Sr. Notes,
                    13.000% due 6/15/01 ..............................     1,420,312
 2,000,000  B+   Terra Industries Inc., Sr. Notes,
                    10.500% due 6/15/05 ..............................     2,182,500
 1,000,000  B    Texas Petrochemical Corp., Sr. Sub. Notes,
                    11.125% due 7/1/06 ...............................     1,077,500
                                                                         -----------
                                                                           5,770,312
                                                                         -----------
Consumer Durables Goods/Home Furnishings -- 0.2%
   325,000  B-   TAG-Heuer International Inc., Sr. Sub. Notes
                    12.000% due 12/15/05 .............................       370,500
                                                                         -----------
Diversified Manufacturing -- 1.0%
 1,500,000  B    Unifrax Investment Corp., Sr. Notes,
                    10.500% due 11/1/03 ..............................     1,558,125
                                                                         -----------
Electric Utilities -- 1.4%
 1,000,000  BB-  Calpine Corp., Sr. Notes, 10.500% due 5/15/06 .......     1,080,000
 1,070,978  BB-  Midland CogenerationVenture Limited Partnership,
                    Midland Funding, Sr. Secured Lease Obligation Bond,
                    Series C, 10.330% due 7/23/02 ....................     1,156,655
                                                                         -----------
                                                                           2,236,655
                                                                         -----------

                       See Notes to Financial Statements.

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
                                                 Schedule of Investments (continued)
                                                           June 30, 1997 (unaudited)
====================================================================================
  Face
 Amount   Rating                       Security                            Value
------------------------------------------------------------------------------------
Electronics-Computers -- 4.7%
$  150,000  BB-  Advanced Micro Devices Inc., Sr. Notes,
                    11.000% due 8/1/03 ...............................   $   168,375
 1,000,000  B    Celestica International Inc., Guaranteed Sr.
                    Sub. Notes, 10.500% due 12/31/06 .................     1,080,000
 1,000,000  B    Fairchild Semiconductor Inc., Sr. Sub. Notes,
                    10.125% due 3/15/07+ .............................     1,060,000
   550,000  B    FSC Semiconductor Inc., 11.740% due 3/14/08 .........       572,000
 2,000,000  B-   Graphic Controls Corp., Sr. Sub. Notes,
                    12.000% due 9/15/05 ..............................     2,205,000
 1,400,000  B+   Unisys Corp., Sr. Notes, 12.000% due 4/15/03 ........     1,533,000
   800,000  B-   Viasystems Inc., Sr. Sub. Notes,
                    9.750% due 6/1/07+ ...............................       820,000
                                                                         -----------
                                                                           7,438,375
                                                                         -----------
Finance -- 3.4%
 1,500,000  B    Amresco Inc., Sr. Sub. Notes, Series A,
                    10.000% due 3/15/04 ..............................     1,515,000
   900,000  B+   Imperial Credit Industries Inc., Sr. Notes,
                    9.875% due 1/15/07 ...............................       897,750
 2,750,000  B+   Ocwen Financial Corp., Notes,
                    11.875% due 10/1/03 ..............................     3,011,250
                                                                         -----------
                                                                           5,424,000
                                                                         -----------
Foods -- 2.8%
 2,500,000  BB-  TLC Beatrice International Holdings Inc., Sr.
                    Secured Notes, 11.500% due 10/1/05 ...............     2,815,625
 1,500,000  B-   Van De Kamp Inc., Sr. Sub. Notes,
                    12.000% due 9/15/05 ..............................     1,670,625
                                                                         -----------
                                                                           4,486,250
                                                                         -----------
Grocery/Convenience Stores -- 0.8%
 1,700,000  B    Pathmark Stores Inc., step bond to yield
                    13.096% due 11/1/03 ..............................     1,185,750
                                                                         -----------
Healthcare/Drugs/Hospital Supplies -- 1.8%
   900,000 B     Magellan Health Services Inc., Sr. Sub. Notes,
                    11.250% due 4/15/04 ..............................     1,003,500
                 Tenet Healthcare Corp.:
   750,000  BB      Sr. Notes, 8.000% due 1/15/05 ....................       755,625
 1,000,000  B+      Sr. Sub. Notes, 8.625% due 1/15/07 ...............     1,027,500
                                                                         -----------
                                                                           2,786,625
                                                                         -----------

                       See Notes to Financial Statements.

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
                                                 Schedule of Investments (continued)
                                                           June 30, 1997 (unaudited)
====================================================================================
  Face
 Amount   Rating                       Security                            Value
------------------------------------------------------------------------------------
Hotel, Casinos and Gaming -- 4.2%
$1,500,000  B    Aztar Corp., Sr. Sub. Notes,
                    13.750% due 10/1/04 ..............................   $ 1,717,500
 2,000,000  B-   Courtyard By Marriott II, Sr. Secured Notes,
                    10.750% due 2/1/08 ...............................     2,180,000
 1,500,000  BB   Grand Casinos Inc., Guaranteed 1st Mortgage,
                    10.125% due 12/1/03 ..............................     1,563,750
   400,000  B    Horseshoe Gaming LLC, Sr. Sub. Notes,
                    9.375% due 6/15/07+ ..............................       402,500
   620,000  BB+  Mohegan Tribal Gaming Authority, Sr. Secured Notes,
                    13.500% due 11/15/02 .............................       814,525
                                                                         -----------
                                                                           6,678,275
                                                                         -----------
Leisure -- 0.4%
   925,000  B-   Coleman Escrow Corp., Sr. Secured 1st Priority
                    Disc. Notes, zero coupon bond to yield
                    10.870% due 5/15/01+ .............................       585,063
                                                                         -----------
Machinery -- 2.4%
 1,000,000  B-   Alvey Systems Inc., Sr. Sub. Notes,
                    11.375% due 1/31/03 ..............................     1,035,000
 2,500,000  B-   Terex Corp., Sr. Secured Notes,
                    13.250% due 5/15/02 ..............................     2,806,250
                                                                         -----------
                                                                           3,841,250
                                                                         -----------
Metals/Mining -- 5.8%
 1,000,000  B-   Commonwealth Aluminum Corp., Sr. Sub. Notes,
                    10.750% due 10/1/06 ..............................     1,057,500
   500,000  BB-  Echo Bay Mines Inc., Jr. Sub. Debentures,
                    11.000% due 4/1/27 ...............................       513,750
 1,000,000  B    Envirosource Inc., Sr. Notes,
                    9.750% due 6/15/03 ...............................       988,750
 2,400,000  B-   Haynes International Inc., Sr. Sub. Notes,
                    11.625% due 9/1/04 ...............................     2,595,000
 1,075,000  B-   Kaiser Aluminum and Chemical Corp., Sr. Sub. Notes,
                    12.750% due 2/1/03 ...............................     1,171,750
 1,800,000  B-   Russell Metals Inc., Sr. Notes, 10.250% due 6/15/00 .     1,858,500
   800,000  B+   UCAR Global Enterprises Inc., Sr. Sub. Notes,
                    12.000% due 1/15/05 ..............................       906,000
                                                                         -----------
                                                                           9,091,250
                                                                         -----------

                       See Notes to Financial Statements.

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
                                                 Schedule of Investments (continued)
                                                           June 30, 1997 (unaudited)
====================================================================================
  Face
 Amount   Rating                       Security                            Value
------------------------------------------------------------------------------------
Oil and Natural Gas -- 6.4%
$  600,000  BB   Clark Oil Refining Corp., Sr. Notes,
                    10.500% due 12/1/01 ..............................     $ 622,500
 1,700,000  B+   Dawson Production Services Inc., Sr. Notes,
                    9.375% due 2/1/07 ................................     1,742,500
 1,500,000  B+   Global Marine Inc., Sr. Secured Notes,
                    12.750% due 12/15/99 .............................     1,575,000
 1,000,000  B    Lomak Petroleum Inc., Sr. Sub. Notes,
                    8.750% due 1/15/07 ...............................       990,000
 1,500,000  B+   Parker Drilling Co., Sr. Notes,
                    9.750% due 11/15/06 ..............................     1,567,500
   900,000  BB-  Pride Petroleum Services Inc., Sr. Notes,
                    9.375% due 5/1/07 ................................       936,000
 1,675,000  BB-  Santa Fe Energy Resources Inc., Sr. Sub.
                    Debentures, 11.000% due 5/15/04 ..................     1,817,375
   800,000  B    United Meridian Corp., Sr. Sub. Notes,
                    10.375% due 10/15/05 .............................       868,000
                                                                         -----------
                                                                          10,118,875
                                                                         -----------
Packaging/Containers -- 3.2%
   500,000  B-   Gaylord Container Corp., Sr. Sub. Debentures,
                    12.750% due 5/15/05 ..............................       551,250
 1,000,000  NR   Impress Metal Packaging Holdings, Sr. Sub. Notes,
                    9.875% due 5/29/07+ ..............................       595,375
 2,000,000  B-   Ivex Holdings Corp., Sr. Sub. Debentures,
                    step bond to yield 12.910% due 3/15/05 ...........     1,567,500
   850,000  B-   Stone Container Corp., Sr. Sub. Debentures,
                    11.500% due 8/15/06+ .............................       887,188
 1,325,000  B+   Vicap SA, Guaranteed Sr. Notes,
                    11.375% due 5/15/07+ .............................     1,392,906
                                                                         -----------
                                                                           4,994,219
                                                                         -----------
Paper/Forest Products and Printing -- 8.4%
 1,300,000  B-   American Pad & Paper Co., Sr. Sub. Notes,
                    13.000% due 11/15/05 .............................     1,517,750
 1,775,000  B+   Asia Pulp & Paper Ltd., Guaranteed Preferred Notes,
                    Series A, 12.000% due 12/29/49+ ..................     1,810,500
 1,500,000  B    Goss Graphic Systems Inc., Sr. Sub. Notes,
                    12.000% due 10/15/06 .............................     1,653,750
 2,000,000  BB   Indah Kiat International Finance Co.,
                    Guaranteed Secured Notes, 11.875% due 6/15/02 ....     2,200,000
 3,275,000  B+   S.D. Warren Co., Sr. Sub. Notes,
                    12.000% due 12/15/04 .............................     3,655,719

                       See Notes to Financial Statements.

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
                                                 Schedule of Investments (continued)
                                                           June 30, 1997 (unaudited)
====================================================================================
  Face
 Amount   Rating                       Security                            Value
------------------------------------------------------------------------------------
Paper/Forest Products and Printing -- 8.4% (continued)
$2,050,000  BB   Tjiwi Kimia International, Sr. Notes,
                    13.250% due 8/1/01 ...............................   $ 2,337,000
                                                                         -----------
                                                                          13,174,719
                                                                         -----------
Pollution Control -- 1.1%
 1,000,000  B+   Allied Waste North America Inc., Sr. Sub. Notes,
                    10.250% due 12/1/06+ .............................     1,080,000
   675,000  NR   Clisa SA, Guaranteed Sr. Notes,
                    11.625% due 6/1/04+ ..............................       709,594
                                                                         -----------
                                                                           1,789,594
                                                                         -----------
Real Estate -- 1.2%
 1,675,000  BB-  Trizec Finance Ltd., Sr. Notes,
                    10.875% due 10/15/05 .............................     1,863,438
                                                                         -----------
Retail -- 0.6%
   900,000  B+   Barnes and Noble Inc., Sr. Sub. Notes, Series B,
                    11.875% due 1/15/03 ..............................       976,500
                                                                         -----------
Telecommunications -- 16.0%
 2,950,000  NR   Clearnet Communications Inc., Sr. Discount Notes,
                    step bond to yield 14.052% due 12/15/05 ..........     2,035,500
 2,000,000  NR   Colt Telecommunications Group PLC, Sr. Discount
                    Notes, step bond to yield 11.976% due 12/15/06 ...     1,305,000
   600,000  NR   Dobson Communications Corp., Sr. Notes,
                    11.750% due 4/15/07 ..............................       588,000
   750,000  B+   Fonorola Inc., Sr. Notes,
                    12.500% due 8/15/02 ..............................       810,000
 1,000,000  B    Globalstar LP Corp., Sr. Notes,
                    11.375% due 2/15/04+ .............................     1,007,500
   500,000  B+   ICO Inc., Sr. Notes,
                    10.375% due 6/1/07+ ..............................       515,000
 1,250,000  B    ITC Deltacom Inc., Sr. Notes,
                    11.000% due 6/1/07+ ..............................     1,284,375
 1,225,000  NR   Intelcom Group USA Inc., Sr. Discount Notes, step
                    bond to yield 12.500% due 5/1/06 .................       817,688
   350,000  B    Intercel Inc., Sr. Notes,
                    11.125% due 6/1/07+ ..............................       352,625
 3,300,000  B-   Intermedia Communications, Sr. Discount Notes,
                    step bond to yield 12.415% due 5/15/06 ...........     2,310,000
 2,375,000  NR   McCaw International Ltd., Sr. Discount Notes,
                    step bond to yield 13.309% due 4/15/07+ ..........     1,187,500

                       See Notes to Financial Statements.

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
                                                 Schedule of Investments (continued)
                                                           June 30, 1997 (unaudited)
====================================================================================
  Face
 Amount   Rating                       Security                            Value
------------------------------------------------------------------------------------
Telecommunications -- 16.0% (continued)
$2,250,000  B    McLeod Inc., Sr. Discount Notes, step bond to yield
                    10.530% due 3/1/07+ ..............................   $ 1,434,375
   625,000  B    Multicanal SA Notes,
                    10.500% due 2/1/07+ ..............................       669,531
 5,050,000  CCC- Nextel Communications Inc., Sr. Discount Notes,
                    step bond to yield 12.200% due 8/15/04 ...........     3,901,125
 2,000,000  NR   Nextlink Communications, Sr. Discount Notes,
                    12.500% due 4/15/06 ..............................     2,130,000
 1,550,000  NR   Pagemart Inc., Sr. Discount Notes, step bond to
                    yield 11.602% due 11/1/03 ........................     1,348,500
 1,300,000  NR   RSL Communications Ltd., Sr. Notes,
                    12.250% due 11/15/06 .............................     1,378,000
 2,500,000  B    Teleport Communications Inc., Sr. Discount Notes,
                    step bond to yield 11.416% due 7/1/07 ............     1,809,375
   700,000  NR   Telesystems International Wireless Corp.,
                    Sr. Discount Notes, step bond to
                    yield 13.250% due 6/30/07+ .......................       378,000
                                                                         -----------
                                                                          25,262,094
                                                                         -----------
Textiles -- 0.4%
   600,000  B    Polytama International Corp., Guaranteed Secured
                    Notes, 11.250% due 6/15/07 .......................       621,000
                                                                         -----------
Transportation -- 2.4%
   650,000  NR   Central Transport Rental Corp., Guaranteed Secured
                    Notes, 9.500% due 4/30/03 ........................       632,125
 2,805,000  BB-  Sea Containers Limited, Sr. Sub. Debentures,
                    12.500% due 12/1/04 ..............................     3,155,625
                                                                         -----------
                                                                           3,787,750
                                                                         -----------
                 TOTAL CORPORATE BONDS AND NOTES
                 (Cost-- $141,073,455) ...............................   148,518,496
                                                                         -----------

 Shares                                Security                              Value
------------------------------------------------------------------------------------
PREFERREDSTOCKS -- 4.3%
Banking -- 0.4%
    20,100       California Federal Preferred Capital Corp. ..........       520,088
                                                                         -----------
Broadcasting/Cable -- 3.7%
     5,259       Time Warner Inc., Series K, Exchange 0.000% .........     5,850,906
                                                                         -----------

                       See Notes to Financial Statements.

[LOGO]

                                                 Schedule of Investments (continued)
                                                           June 30, 1997 (unaudited)
====================================================================================
  Shares                                Security                              Value
------------------------------------------------------------------------------------
Healthcare -- 0.2%
    44,560       Avatex Corp., Series A, Payment-in-kind,
                    Exchange $4.200 ..................................  $    356,480
                                                                        ------------
Publishing -- 0.0%
       298       K-III Communications Corp., Series B,
                    Exchange $11.625 .................................        32,197
                                                                        ------------
                 TOTAL PREFERRED STOCKS
                 (Cost-- $7,666,913) .................................     6,759,671
                                                                        ------------
WARRANTS -- 0.1%
     9,735       Clearnet Communications Inc., Expires 9/15/05+ ......        53,543
     7,130       Pagemart Inc., Expires 12/31/03 .....................        19,608
     1,300       RSL Communications Ltd., Expires 11/15/06 ...........         3,900
                                                                        ------------
                 TOTAL WARRANTS
                 (Cost-- $58,839) ....................................        77,051
                                                                        ------------


  Face
  Amount                             Security                               Value
------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.4%
$2,267,000       Chase Manhattan Bank, 5.748% due 7/1/97; Proceeds at
                 maturity -- $2,267,362; (Fully collateralized by
                 U.S. Treasury Notes, 6.250% due 6/30/02;
                 Market value -- $2,312,342)
                 (Cost -- $2,267,000) ...............................      2,267,000
                                                                        ------------
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $151,066,207**) ...........................   $157,622,218
                                                                        ============

++   Security issued with attached warrants.
+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
#    Represents local currency.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See page 13 for definitions of ratings.


                       See Notes to Financial Statements.

[LOGO]

                                                                    Bond Ratings
================================================================================

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "BBB" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances, are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB      -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B       -- Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt, subordinated to senior debt, that is assigned an actual or implied "BB" or "BB-" rating.

CCC     -- Bonds rated "CCC" have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt, subordinated to senior debt, that is assigned an actual or implied "B" or "B-" rating.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Baa" to "B," where 1 is the highest and 3 the lowest ranking within its generic category.

Baa     -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba      -- Bonds that are rated "Ba" are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad time over the future. Uncertainty of position characterizes bonds in this class.

B       -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR      -- Indicates that the bond is not rated by Standard & Poor's or
           Moody's.

[LOGO]

                                                                   Statement of Assets and Liabilities
                                                                             June 30, 1997 (unaudited)
======================================================================================================
ASSETS:
   Investments, at value (Cost-- $151,066,207) ......................                    $ 157,622,218
   Cash .............................................................                          353,633
   Interest receivable ..............................................                        2,773,975
                                                                                         -------------
   Total Assets .....................................................                      160,749,826
                                                                                         -------------
LIABILITIES:
   Bank loan (Note 7) ...............................................                       30,000,000
   Interest payable .................................................                          239,700
   Investment advisory fees payable .................................                           90,078
   Administration fees payable ......................................                           35,508
   Accrued expenses .................................................                          105,642
                                                                                         -------------
   Total Liabilities ................................................                       30,470,928
                                                                                         -------------
Total Net Assets ....................................................                    $ 130,278,898
                                                                                         =============
NET ASSETS:
   Par value of capital shares ......................................                    $     148,592
   Capital paid in excess of par value ..............................                      124,576,176
   7.00% Cumulative Preferred Stock (Note 6) ........................                       30,000,000
   Undistributed net investment income ..............................                          599,323
   Accumulated net realized loss from
     security transactions ..........................................                      (31,601,204)
   Net unrealized appreciation on investments .......................                        6,556,011
                                                                                         -------------
Total Net Assets ....................................................                    $ 130,278,898
                                                                                         =============

                                                                          Per Share
                                                                          ---------
NET ASSET VALUE, COMPRISED OF:
7.00% Cumulative Preferred Stock redemption value ...................   $    1,000.00    $  30,000,000
Cumulative undeclared dividends on 7.00%
     Preferred Stock ................................................            3.16           94,928
                                                                        -------------    -------------
Total allocated to Cumulative Preferred Stock .......................   $    1,003.16       30,094,928
                                                                        =============    -------------
Common Stock (14,859,171 shares outstanding) ........................   $        6.74      100,183,970
                                                                        =============    -------------
Total Net Assets ....................................................                    $ 130,278,898
                                                                                         =============


                       See Notes to Financial Statements.

[LOGO]

                                                        Statement of Operations
                                                     For the Three Months Ended
                                                      June 30, 1997 (unaudited)
===============================================================================
INVESTMENT INCOME:
   Interest ..................................................     $  4,087,960
   Dividends .................................................          176,046
   Less: Interest expense (Note 7) ...........................         (453,208)
                                                                   ------------
   Total Investment Income ...................................        3,810,798
                                                                   ------------

EXPENSES:
   Investment advisory fees (Note 2) .........................          197,300
   Administration fees (Note 2) ..............................           78,920
   Shareholder communications ................................           43,630
   Audit and legal ...........................................           20,086
   Directors' fees ...........................................            8,726
   Shareholder and system servicing fees .....................            7,928
   Listing fees ..............................................            6,200
   Custody ...................................................            1,795
   Other .....................................................            3,773
                                                                   ------------
   Total Expenses ............................................          368,358
                                                                   ------------
Net Investment Income ........................................        3,442,440
                                                                   ------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 3):
   Realized Gain From Securities Transactions
   (excluding short-term securities):
     Proceeds from sales .....................................       17,817,903
     Cost of securities sold .................................       17,415,930
                                                                   ------------
   Net Realized Gain .........................................          401,973
                                                                   ------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period .....................................        2,870,108
     End of period ...........................................        6,556,011
                                                                   ------------
   Increase in Net Unrealized Appreciation ...................        3,685,903
                                                                   ------------
Net Gain on Investments ......................................        4,087,876
                                                                   ------------
Increase in Net Assets From Operations .......................     $  7,530,316
                                                                   ============

                       See Notes to Financial Statements.

[LOGO]

                                             Statements of Changes in Net Assets
                                                      For the Three Months Ended
                                                       June 30, 1997 (unaudited)
                                               and the Year Ended March 31, 1997
================================================================================
                                                     June 30         March 31
                                                 -------------    -------------
OPERATIONS:
   Net investment income .....................   $   3,442,440    $  13,332,776
   Net realized gain .........................         401,973          939,501
   Increase in net unrealized appreciation ...       3,685,903          208,576
                                                 -------------    -------------
   Increase in Net Assets From Operations ....       7,530,316       14,480,853
                                                 -------------    -------------
DIVIDENDS PAID FROM
NET INVESTMENT INCOME TO:
   7.00% Cumulative Preferred Stock ..........      (1,050,000)      (2,100,000)
   Common Stock ..............................      (2,705,027)     (10,475,099)
                                                 -------------    -------------
   Decrease in Net Assets From
     Distributions To Shareholders ...........      (3,755,027)     (12,575,099)
                                                 -------------    -------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net asset value of shares issued for
     reinvestment of dividends ...............         827,531        3,452,357
                                                 -------------    -------------
   Increase in Net Assets From
     Fund Share Transactions .................         827,531        3,452,357
                                                 -------------    -------------
Increase in Net Assets .......................       4,602,820        5,358,111
NET ASSETS:
   Beginning of period .......................     125,676,078      120,317,967
                                                 -------------    -------------
   End of period* ............................   $ 130,278,898    $ 125,676,078
                                                 =============    =============
*  Includes undistributed net investment
     income of: ..............................   $     599,323    $     911,910
                                                 =============    =============


                       See Notes to Financial Statements.

[LOGO]

                                                               Statement of Cash Flows
                                                            For the Three Months Ended
                                                             June 30, 1997 (unaudited)
=====================================================================================
NET INCREASE IN CASH:
Cash Flows From Operating and Investing Activities:
  Interest and dividends received .....................   $  4,333,132
  Operating expenses paid .............................       (363,161)
  Interest payments on bank loans .....................       (292,500)
  Purchases of long-term securities ...................    (25,173,181)
  Proceeds from short-term securities, net ............      5,280,000
  Proceeds from disposition of long-term securities ...     19,496,628
                                                          ------------
  Net Cash Provided By Operating and
    Investing Activities ..............................                   $  3,280,918
                                                                          ------------
Cash Flows From Financing Activities:
  Cash dividends paid on 7.00% Cumulative
    Preferred Stock ...................................     (1,050,000)
  Net cash dividends paid on Common Stock* ............     (1,877,496)
                                                          ------------
  Net Cash Used By Financing Activities ...............                     (2,927,496)
                                                                          ------------
Net Increase in Cash ..................................                        353,422
Cash--Beginning of Period .............................                            211
                                                                          ------------
Cash--End of Period ...................................                   $    353,633
                                                                          ============
RECONCILIATION OF INCREASE IN NET ASSETS
FROM OPERATIONS TO NET CASH PROVIDED
BY OPERATING AND INVESTING ACTIVITIES:
Increase in Net Assets From Operations ................                   $  7,530,316
  Amortization of discount on securities ..............       (770,812)
  Increase in investments .............................     (6,304,155)
  Decrease in receivable for securities sold ..........      1,800,063
  Decrease in dividends and interest receivables ......        859,601
  Increase in accrued expenses ........................        165,905
                                                          ------------
  Total Adjustments ...................................                     (4,249,398)
                                                                          ------------
Net Cash Provided By Operating and Investing Activities                   $  3,280,918
                                                                          ============

*Exclusive of dividend reinvestment of $827,531.

                       See Notes to Financial Statements.

[LOGO]
                                                   Notes to Financial Statements
                                                                     (unaudited)
================================================================================

     1.   Significant Accounting Policies

     Zenix Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers; any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the last bid price quoted. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund including references to valuations of other securities which are considered comparable in quality, interest rate and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock based on net investment income. The holders of the 7.00% Cumulative Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors of the Fund out of funds legally available to shareholders at a rate of 7.00% per annum, payable semi-annually on June 15 and December 15; (h) the net asset value of the Fund's Common Stock is

[LOGO]
                                                   Notes to Financial Statements
                                                          (unaudited)(continued)
================================================================================

determined no less frequently than the close of business on the Fund's last business day of each week (generally Friday). It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value for the Fund's assets less (1) the Fund's liabilities (including the outstanding principal amount), (2) the aggregate liquidation value (i.e., $1,000 per outstanding share) of the 7.00% Cumulative Redeemable Preferred Stock and (3) accumulated and unpaid dividends on the outstanding Cumulative Redeemable Preferred Stock issue; (i) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $67,822 was reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.   Advisory Agreement and Transactions with Affiliated Persons

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), through its Greenwich Street Advisors division, acts as investment advisor to the Fund. The Fund pays SBMFM a management fee calculated at an annual rate of 0.50% on the average daily net assets. This fee is calculated daily and paid monthly.

[LOGO]
                                                   Notes to Financial Statements
                                                          (unaudited)(continued)
================================================================================

     SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average net assets as defined above. This fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of Smith Barney
Inc.

     3.   Investments

     During the three months ended June 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                            $25,173,181
--------------------------------------------------------------------------------
Sales                                                                 17,817,903
--------------------------------------------------------------------------------

     At June 30, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                        $8,149,190
Gross unrealized depreciation                                        (1,593,179)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $6,556,011
--------------------------------------------------------------------------------

     4.   Cash Flow Information

     The Fund invests in securities and distributes dividends from net investment income and net realized gains. These activities are reported in the Statements of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gains or losses on investment securities.

     5.   Repurchase Agreements

     The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the

[LOGO]
                                                   Notes to Financial Statements
                                                          (unaudited)(continued)
================================================================================

next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     6.   Cumulative Redeemable Preferred Stock

     On March 16, 1993, the Fund issued 30,000 shares of 7.00% Cumulative Preferred Stock, which will be redeemed in full on April 15, 2000, at a price equal to $1,000 per share, plus accumulated and unpaid dividends. On March 31, 1994, 220,000 shares of $0.01 par value 7.00% Cumulative Preferred Stock were authorized but remained unissued. Cumulative undeclared dividends on the outstanding Preferred Stock amounted to $94,928 at June 30, 1997.

     Moody's Investors Service, Inc. and Standard & Poor's Ratings Service have reconfirmed their respective Aa3 and AA+ ratings of the Fund's 7% Cumulative Preferred Stock.

     7.   Bank Loan

     The Fund has a $30,000,000 line of credit with PNC Bank, N.A. Interest on the loan can be paid based on 30, 60 or 90 day periods as elected by the Fund. The interest on the loan is currently calculated at the federal funds rate plus 40 basis points. The line of credit expires on July 18, 1998. Interest expense related to the loan for the three months ended June 30, 1997 was $453,208.

     8.   Common Stock

     At June 30, 1997, the Fund had 250,000,000 shares of common stock authorized with a par value of $0.01 per share.

     Common stock transactions were as follows:

                               Three Months Ended              Year Ended
                                  June 30, 1997              March 31, 1997
                               --------------------         ------------------
                               Shares        Amount         Shares      Amount
--------------------------------------------------------------------------------
Shares issued on
   reinvestment                117,531      $827,531       516,581    $3,452,357
--------------------------------------------------------------------------------

[LOGO]
                                                   Notes to Financial Statements
                                                          (unaudited)(continued)
================================================================================

     9. Capital Loss Carryforward

     As of March 31, 1997, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $32,003,000 available to offset future realized capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                              1999           2000         2003           2004
--------------------------------------------------------------------------------
Carryforward Amounts       $16,444,000    $8,395,000    $4,873,000    $2,291,000
--------------------------------------------------------------------------------

     10.  Asset Maintenance Requirement

     The Fund is required to maintain certain asset coverages with respect to the Cumulative Preferred Stock (of at least 200%). If the Fund fails to maintain these requirements as of the last business day of a month and does not cure such failure by the last business day of the following month, the Fund is required to redeem certain of the Cumulative Preferred Stock in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements would restrict the Fund's ability to pay dividends.

[LOGO]
                                                            Financial Highlights
================================================================================

Contained below is per share operating performance data for a share of common stock outstanding, total return and ratios to average net assets based on Common Shares outstanding. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

For a share of common stock outstanding throughout each period:

                                                          1997(1)          1997           1996
                                                      -----------       ----------     ----------
Net Asset Value, Beginning of Period ..............         $6.45            $6.31          $5.88
                                                      -----------       ----------     ----------
Income From Operations:
   Net investment income ..........................          0.23             0.92           0.86
   Net realized and unrealized gain ...............          0.28             0.08           0.45
                                                      -----------       ----------     ----------
   Total Income From Operations ...................          0.51             1.00           1.31
                                                      -----------       ----------     ----------

Distributions:
   Dividends declared to 7.00% Cumulative Preferred
     Stockholders .................................         (0.07)           (0.14)         (0.15)
   Dividends paid from net investment income ......         (0.18)           (0.72)         (0.73)
   Change in accumulated undeclared dividends on
     Preferred Stock ..............................          0.03               --             --
                                                      -----------       ----------     ----------
   Total Distributions ............................         (0.22)           (0.86)         (0.88)
                                                      -----------       ----------     ----------
Net Asset Value, End of Period ....................         $6.74            $6.45          $6.31
                                                      ===========       ==========     ==========
Market Value, End of Period .......................         $7.69            $7.25          $7.00
                                                      ===========       ==========     ==========
Total Return, Based on Market Value ...............          8.81%++         15.55%         18.35%
                                                      ===========       ==========     ==========
Total Return, Based on Net Asset Value ............          7.24%++         14.04%         20.01%
                                                      ===========       ==========     ==========
Net Assets*, End of Period (000's) ................      $100,184          $95,034        $90,318
                                                      ===========       ==========     ==========
Ratios to Average Net Assets Based on
Common Shares Outstanding:
   Net Investment Income ..........................         10.88%+          10.85%         10.48%
   Interest Expense ...............................          1.43+            1.45           1.47
   Other Expenses .................................          1.16+            1.20           1.21

Portfolio Turnover Rate ...........................            12%             101%            87%

----------
(1)  For the three months ended June 30, 1997 (unaudited).

++ Total return is not annualized, as it may not be representative of the total return for the year.

*    Exclusive of preferred shares outstanding.

+    Annualized.

[LOGO]
                                                Financial Highlights (continued)
================================================================================

For a share of common stock outstanding throughout each year:


                                                           1995          1994#           1993
                                                       ----------     ----------     ----------
Net Asset Value, Beginning of Year .................        $6.76          $6.86          $6.39
                                                       ----------     ----------     ----------
Income From Operations:
   Net investment income ...........................         0.93           1.02           1.07
   Net realized and unrealized gain (loss) .........        (0.78)         (0.13)          0.51
                                                       ----------     ----------     ----------
   Total Income From Operations ....................         0.15           0.89           1.58
                                                       ----------     ----------     ----------
Underwriting Commissions and Offering Costs on 7.00%
   Cumulative Preferred Stock ......................           --             --          (0.05)

                                                       ----------     ----------     ----------
Distributions:
   Dividends declared to 7.00% Cumulative Preferred
     Stockholders ..................................        (0.16)         (0.11)            --
   Dividends declared to 9.67% Cumulative Preferred
     Stockholders ..................................           --          (0.12)         (0.23)
   Dividends paid from net investment income .......        (0.87)         (0.82)         (0.82)
   Change in accumulated undeclared dividends on
     Preferred Stock ...............................           --           0.06          (0.01)
                                                       ----------     ----------     ----------
   Total Distributions .............................        (1.03)         (0.99)         (1.06)
                                                       ----------     ----------     ----------
Net Asset Value, End of Year .......................        $5.88          $6.76          $6.86
                                                       ==========     ==========     ==========
Market Value, End of Year ..........................        $6.63          $7.13          $7.25
                                                       ==========     ==========     ==========
Total Return, Based on Market Value ................         6.41%         10.02%         24.02%
                                                       ==========     ==========     ==========
Total Return, Based on Net Asset Value .............        (0.53)%        10.24%         21.66%
                                                       ==========     ==========     ==========
Net Assets*, End of Year (000's) ...................      $80,309        $87,726        $85,225
                                                       ==========     ==========     ==========

Ratios to Average Net Assets Based on
Common Shares Outstanding:
   Net Investment Income ...........................        15.35%         14.38%         12.89%
   Interest Expense ................................         1.58           0.92           1.14
   Other Expenses ..................................         1.65           1.60           1.99
Portfolio Turnover Rate ............................           79%           102%            93%

----------
# Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

*    Exclusive of preferred shares outstanding.

[LOGO]
                                         Other Financial Information (unaudited)
================================================================================

     The table below sets out information with respect to Cumulative Preferred Stock, Senior Money Market Notes and Bank Credit Facility:

                                          1997(1)     1997       1996       1995       1994       1993
                                         --------   --------   --------   --------   --------   --------
7.00% Cumulative Preferred Stock(2)
  Total amount outstanding(000s)          $30,000    $30,000    $30,000    $30,000    $30,000    $30,000
  Asset Coverage Per Share                  2,670      2,580      2,490      2,439      2,583      2,529
  Involuntary Liquidating Preference
   Per Share(3)                             1,000      1,000      1,000      1,000      1,000      1,000
  Average Market Value Per Share(3)4)       1,000      1,000      1,000      1,000      1,000      1,000

Senior Money Market Notes
  Total amount outstanding(000s)               --         --         --     25,800     25,800     25,800
  Asset Coverage Per Share                     --         --         --    527,555    558,675    546,948
  Involuntary Liquidating Preference
   Per Share(3)                                --         --         --    100,000    100,000    100,000
  Average Market Value Per Share(3)            --         --         --    100,000    100,000    100,000

PNC Bank Credit Facility
  Total amount outstanding(000s)           30,000     30,000     30,000         --         --         --
  Asset Coverage Per Share                534,000    516,000    498,000         --         --         --
  Involuntary Liquidating Preference
   Per Share(3)                           100,000    100,000    100,000         --         --         --
  Average Market Value Per Share(3)(5)    100,000    100,000    100,000         --         --         --

----------
(1)  For the three months ended June 30, 1997.
(2)  Redeemable April 15, 2000.
(3)  Excludes accrued interest or accumulated undeclared dividends.
(4)  See Note 6.
(5)  See Note 7.

[LOGO]
                                     Quarterly Results of Operations (unaudited)
================================================================================

                                                                                              Net Increase
                                                                       Net Realized            (Decrease)
                                                                     and Unrealized           in Net Assets
                            Investment         Net Investment          Gain (Loss)                From
                              Income              Income             on Investments            Operations
                         ----------------      ----------------     ------------------       ------------------
                                    Per                   Per                    Per                      Per
Quarter Ended            Total     Share*      Total     Share*     Total       Share*       Total       Share*
-------------            -----     ------      -----     ------     -----       ------       -----       ------
June 30, 1994         $3,739,209   $0.29    $3,111,466   $0.24   $(3,899,320)  $(0.29)  $   (787,854)  $(0.06)
September 30, 1994     3,771,958    0.28     3,215,851    0.24    (5,662,951)   (0.42)    (2,447,100)   (0.17)
December 31, 1994      3,833,137    0.28     3,133,437    0.23    (4,508,973)   (0.33)    (1,375,536)   (0.10)
March 31, 1995         3,651,680    0.27     2,926,309    0.22     3,514,541     0.26      6,440,850     0.48
June 30, 1995          3,390,611    0.25     2,647,561    0.19    (1,044,316)   (0.07)     1,606,245     0.12
September 30, 1995     3,466,966    0.25     2,743,530    0.20     6,121,932     0.44      8,862,462     0.64
December 31, 1995      3,996,269    0.28     3,176,088    0.23     1,812,127     0.13      4,988,215     0.36
March 31, 1996         4,169,922    0.29     3,400,950    0.24      (879,349)   (0.06)     2,521,601     0.18
June 30, 1996          4,102,702    0.29     3,322,425    0.23    (1,014,235)   (0.07)     2,308,190     0.16
September 30, 1996     4,224,470    0.29     3,370,554    0.23     2,772,544     0.19      6,143,098     0.42
December 31, 1996      4,132,306    0.28     3,304,424    0.22     1,557,018     0.11      4,861,442     0.33
March 31, 1997         4,132,818    0.28     3,335,373    0.23    (2,167,250)   (0.15)     1,168,123     0.08
June 30, 1997          3,810,798    0.26     3,442,440    0.23     4,087,876     0.28      7,530,316     0.51

----------
*    Per share of Common Stock.

[LOGO]

                                                      Financial Data (unaudited)
================================================================================

For a share of common stock outstanding throughout each period:

                                                                       Dividend
      Record       Payable       NYSE       Net Asset   Dividend     Reinvestment
       Date         Date     Closing Price   Value*       Paid           Price
=================================================================================
      1/24/95      1/31/95      $6.250       $5.58        $0.069        $5.799
      2/21/95      2/28/95       6.250        5.78         0.063         5.990
      3/24/95      3/31/95       6.625        5.87         0.063         5.874
      4/21/95      4/28/95       6.625        5.96         0.063         6.290
      5/23/95      5/31/95       6.875        6.10         0.063         6.530
      6/23/95      6/30/95       6.625        6.03         0.063         6.290
      7/26/95      7/31/95       6.625        6.15         0.060         6.290
      8/22/95      8/31/95       6.625        6.16         0.060         6.290
      9/26/95      9/30/95       6.625        6.17         0.060         6.294
     10/24/95     10/31/95       6.625        6.25         0.060         6.290
     11/20/95     11/30/95       6.625        6.22         0.060         6.290
     12/26/95     12/31/95       6.500        6.28         0.060         6.175
      1/23/96      1/26/96       6.625        6.39         0.060         6.294
      2/20/96      2/23/96       7.000        6.52         0.060         6.650
      3/26/96      3/29/96       7.000        6.31         0.060         6.650
      4/23/96      4/26/96       6.875        6.27         0.060         6.531
      5/28/96      5/31/96       6.875        6.33         0.060         6.531
      6/25/96      6/28/96       6.750        6.22         0.060         6.413
      7/23/96      7/26/96       6.875        6.22         0.060         6.531
      8/27/96      8/30/96       6.875        6.29         0.060         6.531
      9/24/96      9/27/96       7.125        6.37         0.060         6.769
     10/22/96     10/25/96       7.125        6.40         0.060         6.769
     11/25/96     11/29/96       7.125        6.47         0.060         6.769
     12/23/96     12/27/96       7.125        6.53         0.061         6.769
      1/28/97      1/31/97       7.250        6.62         0.061         6.888
      2/25/97      2/28/97       7.375        6.73         0.061         7.006
      3/24/97      3/27/97       7.125        6.51         0.061         6.769
      4/22/97      4/25/97       7.125        6.38         0.061         6.769
      5/27/97      5/30/97       7.500        6.59         0.061         7.125
      6/24/97      6/27/97       7.625        6.77         0.061         7.244
=================================================================================

*    As of record date

[LOGO]

                                                      Dividend Reinvestment Plan
                                                                     (unaudited)
================================================================================

     Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by First Data Investor Services Group, Inc. ("First Data"), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Stock under the Plan, but only if the service is provided by the broker or nominee, and the broker or nominee makes an election on behalf of the shareholder to participate in the Plan. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Fund's Common Stock is equal to or exceeds 98% of net asset value per share, participants will be issued shares of Common Stock valued at the greater of (i) 98% of net asset value per share or (ii) 95% of the then current market price. If 98% of net asset value per share of Common Stock at the time of valuation exceeds the market price of the Common Stock, First Data will buy shares of the Fund's Common Stock on the open market, on the New York Stock Exchange or elsewhere, as soon as practicable after the record date of the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participant's account will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If First Data commences purchases in the open market and the market price of the shares subsequently exceeds 98% of net asset value before the completion of the purchases, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares at 98% of net asset value per share. In this case, the number of shares of Common Stock received by the participant will be based on the weighted average of prices

[LOGO]

                                                                     (unaudited)
================================================================================

paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to First Data's open market purchases of shares of Common Stock in connection with the reinvestment of dividends or capital gains distributions. For the three months ended June 30, 1997, no such brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares of Common Stock.

     A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination according to a participant's instructions, First Data will either (a) issue certificates for the whole shares credited to a Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and First Data is authorized to sell a sufficient number of a participant's shares to cover such amounts.

     The Plan is described in more detail on pages 26-27 of the Fund's Prospectus dated April 20, 1988. Information concerning the Plan may be obtained from First Data at 1-800-331-1710.

                          ----------------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

DIRECTORS
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon
Charles F. Barber, Emeritus

OFFICERS
Heath B. McLendon
Chairman of the Board
and Investment Officer
Lewis E. Daidone
Senior Vice President
and Treasurer
John C. Bianchi
Vice President and
Investment Officer
Thomas M. Reynolds
Controller
Christina T. Sydor
Secretary

                 This report is sent to the shareholders of the
                             ZENIX Income Fund Inc.
                 for their information. It is not a Prospectus,
               circular or representation intended for use in the
                purchase or sale of shares of the Fund or of any
                       securities mentioned in the report.

                                  FD01153 8/97